[GRAPHIC OMITTED]

                                   HIGH INCOME

                              Opportunity Fund Inc.


                                                       Annual Report
                                                       September 30, 1999

High Income
Opportunity
Fund Inc.

                             [PHOTO OMITTED]            [PHOTO OMITTED]

                             HEATH B. MCLENDON          JOHN C. BIANCHI, CFA

                             Chairman                   Vice President

Dear Shareholder:

We are pleased to provide the annual report for the High Income Opportu nity Fund Inc. ("Fund") for the year ended September 30, 1999. We hope you find this report useful and informative. During the past year, the Fund paid income dividends totaling $1.03 per share. The table below details the annualized distribution rate total return for the Fund based on its September 30, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.

               Price               Annualized           Twelve-Months
             Per Share         Distribution Rate(1)     Total Return
          -------------        -----------------        ------------
          $ 10.45 (NAV)                9.65%                 2.74%
          $ 9.125 (NYSE)              11.05%                (9.36)%

The Fund generated a total return of 2.74% for the past twelve months, outperforming its Lipper Inc. closed-end high yield bond funds peer group average of a negative 0.97% over the same time period. (Lipper Inc. is a major fund-tracking organization.) A full discussion of the past twelve months economic and market conditions as well as the Fund's investment strategy pursued during this time follows.

The Fund has initiated a program whereby it may repurchase shares of its common stock in the open market. The Fund will make such purchases in an effort to reduce the market discount and when we think a repurchase represents a favorable investment opportunity. There can be no assurance that the Board of Directors will continue this program.

Market and Economic Overview

The fixed income markets ended the third quarter of 1999 in a narrow trading range with U.S. Treasuries fluctuating in the low 6% area. Bond investor sentiment remained extremely negative with continued fears over stronger worldwide growth and potentially higher inflation. So far, the Federal Reserve

----------
(1) This distribution assumes a current monthly income dividend rate of $0.084 per share for twelve months.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

Board ("Fed") has raised short-term interest rates twice by a total of 50 basis points. If the U.S. economy does not begin to slow, we would expect that the Fed may be inclined to raise rates in November.(2) In our opinion, the fixed income markets have already priced this increase into the markets and it is reflected in current bond prices.

Despite the strength in the U.S. economy, inflation rates have remained contained and have not accelerated over the past nine months. Nonetheless, the Fed appears to be not only concerned with current inflation rates, but the impact of stronger world economic growth on future rates of inflation. The improving economic conditions in Europe and Asia may give further impetus to the Fed fully reversing their 75 basis point easing which took place during the emerging market crisis in 1998.

During the third quarter of 1999, the high yield bond market declined, with higher quality segments of this market materially outperforming the lowest quality segments. Lower quality issues generated much weaker results as increasing default rates continued to negatively affect their performance. We do not attribute the rising default trend in the high yield market to a deteriorating economy. We believe that the rising default trend may be a natural fallout from the increase of new issuance during the past three years when a lot of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's challenging economy.

Portfolio Strategy and Market Outlook

The Fund remains cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high-yield bonds. The strongest performing industry sectors in the high yield market continued to be in basic materials (i.e. forest products, metals, mining, etc.), cable and media, and oil and natural gas. The worst performing sectors included healthcare, chemicals, home builders, consumer products and textile/apparel.

The Fund's portfolio repositioning over the past several months continued to benefit its performance in September. Also, our continued emphasis on better quality issues and our increased focus on basic industry issues contributed to the Fund's performance. During the first half of 1999, the higher quality issues had actually underperformed the lower quality issues by a meaningful margin because of their higher sensitivity to rising treasury rates. Given our relatively higher quality orientation versus our peer group, our total return performance was negatively impacted. We especially lagged our high yield peer group since a number of our high yield fund competitors had emphasized a combination of lower quality issues, emerging market debt as well as common and preferred stock.

----------
(2) On Tuesday, November 16, 1999, the Federal Reserve Board raised short-term rates by 25 basis points after this letter was written.


--------------------------------------------------------------------------------
2                                           1999 Annual Report to Shareholders

So far, during the second half of this year we have seen a sharp reversal of the first quarter trends and that has negatively impacted the more aggressive high yield funds. We intend to maintain style purity in the Fund with a meaningful emphasis on better quality issues. Moreover, given the higher volatility in the financial markets, we will continue to maintain the Fund's relatively sound credit quality orientation.

We eliminated several underperforming companies during the early part of the year. We will continue to selectively add competitively priced industrials in an effort to add more balance to the Fund. In terms of quality, we have been increasing our exposure to the middle B rated segment of the market where we have continued to find competitive yields.

And while no guarantees can be given, we are encouraged by our improved results in the third quarter of 1999 and remain confident we can pick up additional ground in the upcoming months. Also, we remain bullish on the total return prospects of the high yield market at current valuation levels, especially given the continued health of the economy.

Thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you pursue your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,

/s/ Heath B. McLendon                 /s/ John C. Bianchi, CFA

Heath B. McLendon                     John C. Bianchi, CFA
Chairman                              Vice President

October 15, 1999


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the First Data Investors Services Group, Inc. (the "Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 31. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++    RATING(a)               SECURITY                            VALUE
================================================================================

CORPORATE BONDS AND NOTES -- 95.2%
Advertising -- 0.1%
   775,000EUR       B-     GO Outdoor Systems, Sr. Sub.
                             Notes,
                             10.500% due 7/15/09+                   $  850,133
------------------------------------------------------------------------------
Aerospace -- 0.8%
 2,725,000          B1*    BE Aerospace, Inc., Sr. Sub.
                             Notes,
                             9.500% due 11/1/08+                     2,731,813
 2,005,000          B-     Dunlop Standard Aerospace, Sr. Notes,
                             11.875% due 5/15/09+                    2,025,050
 1,345,000          B-     Fairchild Corp., Company Guaranteed,
                             10.750% due 4/15/09+                    1,156,700
------------------------------------------------------------------------------
                                                                     5,913,563
------------------------------------------------------------------------------
Airlines -- 1.2%
10,080,000          BB     Airplanes Pass-Through Trust,
                             Corporate Collateralized Mortgage
                             Obligation, Series 1, Class D,
                             10.875% due 3/15/19                     9,072,000
------------------------------------------------------------------------------
Aluminium -- 0.7%
                           Kaiser Aluminium Chemical Corp.:
   755,000          B1*      Series B, Sr. Notes,  10.875%
                             due 10/15/06                              871,250
   850,000          B1*      Series D, Sr. Notes, 10.875%
                             due 10/15/06                              773,875
 3,350,000          B3*      Sr. Sub. Notes, 12.750% due
                             2/1/03                                  3,400,250
------------------------------------------------------------------------------
                                                                     5,045,375
------------------------------------------------------------------------------
Apparel -- 0.1%
   930,000          B-     Tropical Sportswear International
                             Corp., Series A,
                             Company Guaranteed, 11.000% due
                             6/15/08+                                  837,000
------------------------------------------------------------------------------
Auto Parts -- 0.8%
 4,390,000          B      Collins & Aikman Products Co.,
                             Company Guaranteed,
                             11.500% due 4/15/06                     4,433,900
 1,355,000          B      Dura Operating Corp., Series B,
                             Company Guaranteed,
                             9.000% due 5/1/09+                      1,287,250
------------------------------------------------------------------------------
                                                                     5,721,150
------------------------------------------------------------------------------
Automotive Aftermarket -- 0.7%
 5,305,000          B1*    Exide Corp., Sr. Notes, 10.000%
                             due 4/15/05+                            5,278,475
------------------------------------------------------------------------------
Broadcasting -- 0.7%
   890,000          B      Capstar Broadcasting Partners,
                             Inc., Sr. Discount Notes,
                             step bond to yield 11.002% due 2/1/09     763,175
                           Citadel Broadcasting Co.:
 2,645,000          B-     Company Guaranteed, 9.250% due
                             11/15/08+                               2,611,937
 1,350,000          B-     Sr. Sub. Notes, 10.250% due
                             7/1/07+                                 1,390,500
------------------------------------------------------------------------------
                                                                     4,765,612
------------------------------------------------------------------------------
Building Materials -- 0.3%
 2,020,000          B      Atrium Companies Inc., Series B,
                             Company Guaranteed,
                             10.500% due 5/1/09+                     1,939,200
------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                      September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++    RATING(a)               SECURITY                            VALUE
================================================================================

Building Products -- 1.8%
 1,945,000          B      Amatek Industries Property Ltd.,
                             Series B, Sr. Sub. Notes,
                             12.000% due 2/15/08+                  $ 1,833,163
 1,600,000          NR     NCI Building Systems, Inc., Sr.
                             Sub. Notes,
                             9.250% due 5/1/09+                      1,520,000
                           Nortek, Inc., Series B, Sr. Notes:
 3,800,000          B+       9.250% due 3/15/07+                     3,714,500
 5,660,000          B+       9.125% due 9/1/07+                      5,490,200
   845,000          B+       8.875% due 8/1/08+                        802,750
------------------------------------------------------------------------------
                                                                    13,360,613
------------------------------------------------------------------------------
Cable Television -- 12.2%
 5,520,000          B+     Adelphia Communications Corp.,
                             Series B, Sr. Notes,
                             9.875% due 3/1/07                       5,575,200
                           Century Communications Corp.:
 4,420,000          BB-      Sr. Discount Notes, step bond to yield
                               9.680% due 1/15/08                    1,889,550
   700,000          BB-      Sr. Notes, 9.750% due 2/15/02             712,250
4,570,000           NR     Charter Communications Holdings
                             Capital LLC, Sr.
                             Discount Notes, step bond to
                             yield 9.920% due 4/1/11+                2,719,150
                           CSC Holdings Inc., Sr. Sub. Debentures:
11,340,000          BB-      9.875% due 2/15/13                     11,935,350
 5,525,000          BB-      10.500% due 5/15/16                     5,994,625
 1,900,000GBP       B-     Diamond Holdings PLC, Company
                             Guaranteed,
                             10.000% due 2/1/08+                     3,097,826
 4,620,000          B      Echostar DBS Corp., Sr. Notes,
                             9.375% due 2/1/09                       4,568,025
 2,170,000          B+     Insight Midwest Corp., Sr. Notes,
                             9.750% due 10/1/09+                     2,191,700
                           NTL Inc., Series B, Sr. Notes:
 8,770,000          B-       11.500% due 10/1/08                     9,427,750
 1,415,000          B-       Step bond to yield 11.980% due
                             10/1/08+                                  944,513
 7,260,000          BB-    Rogers Cablesystems, Ltd., Company
                             Guaranteed,
                             11.000% due 12/1/15                     8,203,800
 3,650,000          B+     TeleWest Communications PLC, Sr. Notes,
                             11.250% due 11/1/08+                    3,914,625
 27,880,000         B      United International Holdings,
                             Inc., Series B, Sr. Discount Notes,
                             step bond to yield
                             11.176% due 2/15/08+                   16,937,100
 22,000,000         B2*    United Pan Europe Communications NV,
                             Sr. Discount Notes, step bond
                             to yield
                             12.500% due 8/1/09+                    12,457,500
------------------------------------------------------------------------------
                                                                    90,568,964
------------------------------------------------------------------------------
Casinos/Gambling -- 2.4%
  705,000           BB+    Circus Circus Enterprises Inc.,
                             Sr. Sub. Debenture,
                             7.625% due 7/15/13                        599,250
3,725,000           B      Harveys Casino Resorts, Sr. Sub.
                             Notes,
                             10.625% due 6/1/06                      3,780,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++       RATING(a)            SECURITY                            VALUE
================================================================================
Casinos/Gambling -- 2.4% (continued)
                           Hollywood Casino:
   850,000          B        1st Mortgage Notes, 13.000% due
                             8/1/06+                                $  879,750
   915,000          B        Company Guaranteed, 11.250% due
                             5/1/07+                                   926,438
 3,510,000          B      Hollywood Park, Inc., Series B,
                             Company Guaranteed,
                             9.250% due 2/15/07+                    3,395,925
 3,335,000          B+     Horseshoe Gaming, Company Guaranteed,
                             8.625% due 5/15/09                      3,176,588
 2,470,000          B      Isle of Capris Casinos, Inc.,
                             Company Guaranteed,
                             8.750% due 4/15/09+                     2,272,400
                           Station Casinos, Inc., Sr. Sub. Notes:
 1,200,000          B+       10.125% due 3/15/06                     1,233,000
 1,250,000          B+       8.875% due 12/1/08+                     1,218,750
------------------------------------------------------------------------------
                                                                    17,482,976
------------------------------------------------------------------------------
Chemicals - Major -- 1.2%
   730,000          B2*    Huntsman Corp., Sr. Sub. Notes,
                             9.500% due 7/1/07+                        675,250
                           Huntsman ICI Chemicals:
17,800,000          B+       Sr. Discount Notes, step bond to yield
                               12.570% due 12/31/09                  4,628,000
 3,880,000          B+       Sr. Sub. Notes, 10.125% due 7/1/09+     3,792,700
------------------------------------------------------------------------------
                                                                     9,095,950
------------------------------------------------------------------------------
Chemicals - Specialty -- 0.7%
                           Lyondell Chemical Co.:
1,685,000           BB       Series A, Sr. Secured Notes,
                             9.625% due 5/1/07+                      1,672,363
2,665,000           BB       Series B, Sr. Secured Notes,
                             9.875% due 5/1/07+                      2,645,012
  705,000           B+       Sr. Sub. Notes, 10.875% due
                             5/1/09+                                   712,050
------------------------------------------------------------------------------
                                                                     5,029,425
------------------------------------------------------------------------------
Coal Mining -- 0.6%
4,750,000           B      AEI Resources, Inc., Company
                             Guaranteed,
                             10.500% due 12/15/05+                   4,275,000
------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
3,775,000           B      Columbus McKinnon Corp., Company
                             Guaranteed,
                             8.500% due 4/1/08+                      3,444,688
------------------------------------------------------------------------------
Containers/Packaging -- 3.2%
 3,575,000          B      AEP Industries Inc., Sr. Sub.
                             Notes,
                             9.875% due 11/15/07+                    3,414,125
 5,500,000 EUR      B1*    BSN Financing Co., Company
                             Guaranteed,
                             10.250% due 8/1/09+                     5,989,275
 1,195,000          B      BWAY Corp., Series B, Company
                             Guaranteed,
                             10.250% due 4/15/07+                    1,200,975
 3,250,000          B      Huntsman Packaging Corp., Company
                             Guaranteed,
                             9.125% due 10/1/07+                     3,087,500
 1,625,000 DEM      B      Impress Metal Packaging Holdings,
                             Sr. Sub. Notes,
                             9.875% due 5/29/07+                       937,874

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================
Containers/Packaging -- 3.2% (continued)
 6,285,000          B      Stone Container Finance Corp.,
                             Company Guaranteed,
                             11.500% due 8/15/06+                  $ 6,591,394
                           Tekni-Plex Inc., Series B:
   300,000          B-       Company Guaranteed, 9.250% due
                             3/1/08+                                   290,250
 2,435,000          B-       Sr. Sub. Notes, 11.250% due
                             4/1/07+                                 2,568,925
------------------------------------------------------------------------------
                                                                    24,080,318
------------------------------------------------------------------------------
Contract Drilling -- 1.4%
 3,490,000          BB     Pride International, Inc., Sr.
                             Notes,
                             10.000% due 6/1/09                      3,585,975
 3,375,000          Ba3*   R&B Falcon Corp., Sr. Notes,
                             12.250% due 3/15/06+                    3,552,187
 3,095,000          BB-    RBF Finance Co., Company
                             Guaranteed,
                             11.375% due 3/15/09                     3,257,488
------------------------------------------------------------------------------
                                                                    10,395,650
------------------------------------------------------------------------------
Discount Stores -- 1.3%
 6,370,000          B+     Ames Department Stores, Inc., Sr.
                             Notes,
                             10.000% due 4/15/06+                    6,194,825
 2,900,000          BB+    Kmart Corp., Debentures, 12.500%
                             due 3/1/05                              3,476,375
------------------------------------------------------------------------------
                                                                     9,671,200
------------------------------------------------------------------------------
Diversified Commercial Services -- 1.8%
 3,825,000          B+     Cia Latino Americana, Company
                             Guaranteed,
                             11.625% due 6/1/04+                     2,333,250
 4,950,000          B2*    Intertek Finance PLC, Series B,
                             Company Guaranteed,
                             10.250% due 11/1/06+                    4,603,500
 6,675,000          B-     Outsourcing Solutions Inc., Series
                             B, Sr. Sub. Notes,
                             11.000% due 11/1/06+                    6,491,437
------------------------------------------------------------------------------
                                                                    13,428,187
------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                           Amresco, Inc., Sr. Sub. Notes:
 1,850,000          CCC+     Series 97-A, 10.000% due 3/15/04        1,202,500
 1,890,000          CCC+     Series 98-A, 9.875% due 3/15/05         1,237,950
------------------------------------------------------------------------------
                                                                     2,440,450
------------------------------------------------------------------------------
Diversified Manufacturing -- 0.8%
 2,050,000          B-     Blount Inc., Sr. Sub. Notes,
                             13.000% due 8/1/09+                     2,132,000
 4,475,000          B+     Park-Ohio Industries, Inc., Sr.
                             Sub. Notes,
                             9.250% due 12/1/07+                     4,139,375
------------------------------------------------------------------------------
                                                                     6,271,375
------------------------------------------------------------------------------
Drugs - Generic -- 1.4%
11,250,000    BB           ICN Pharmaceuticals Inc., Series B, Sr.
                             Notes,
                             9.250% due 8/15/05                     10,743,750
------------------------------------------------------------------------------
Electronic Components -- 1.6%
 4,051,000          B+     Celestica International Inc., Sr.
                             Sub. Notes,
                             10.500% due 12/31/06+                   4,294,060
 8,500,000          B-     Viasystems, Inc., Sr. Sub. Notes,
                             9.750% due 6/1/07                       7,310,000
------------------------------------------------------------------------------
                                                                    11,604,060
------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++         RATING(a)           SECURITY                            VALUE
================================================================================

Engineering & Construction -- 1.5%
 1,285,000          B-     American Plumbing & Mechanical, Inc.,
                             Company Guaranteed, 11.625% due
                             10/15/08+                             $ 1,156,500
 3,830,000          B      Group Maintenance America Corp.,
                             Company Guaranteed, 9.750% due
                             1/15/09+                                3,676,800
 1,700,000          NR     Integrated Electrical Services,
                             Inc., Sr. Sub. Notes,
                             9.375% due 2/1/09+                      1,657,500
 4,360,000          BB-    Williams Communications Group
                             Inc., Sr. Notes,
                             10.875% due 10/1/09                     4,326,864
--------------------------------------------------------------------------------
                                                                    10,817,664
--------------------------------------------------------------------------------
Environmental Services -- 2.8%
18,500,000          B+     Allied Waste Corp., Sr. Sub. Notes,
                             10.000% due 8/1/09+                    16,927,500
 1,670,000          B+     IT Group, Inc., Sr. Sub. Notes,
                             11.250% due 4/1/09+                     1,586,500
 2,560,000          B+     URS Corp., Series B, Sr. Sub.
                             Notes, 12.250% due 5/1/09               2,569,600
--------------------------------------------------------------------------------
                                                                    21,083,600
--------------------------------------------------------------------------------
Food Distributors -- 2.4%
 6,615,000          B2*    Carrols Corp., Company Guaranteed,
                             9.500% due 12/1/08+                     5,672,362

 7,075,000          B      Imperial Holly Corp., Company
                             Guaranteed, 9.750% due 12/15/07+        6,650,500
 2,535,000          B-     Premier International Foods PLC,
                             Sr. Notes, 12.000% due 9/1/09+          2,560,350
 3,195,000          B      SC International Services, Inc.,
                             Series B, Company Guaranteed,
                             9.250% due 9/1/07+                      3,155,063
--------------------------------------------------------------------------------
                                                                    18,038,275
--------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.8%
 4,575,000          B-     B&G Foods Inc., Company
                             Guaranteed, 9.625% due 8/1/07+          4,243,312
 2,105,000          B+     Chiquita Brands International,
                             Inc., Sr. Notes, 10.000% due 6/15/09    1,915,550
--------------------------------------------------------------------------------
                                                                     6,158,862
--------------------------------------------------------------------------------
Forest Products -- 0.7%
 4,955,000          B      Ainsworth Lumber Co. Ltd., Sr. Notes,
                             12.500% due 7/15/07+                    5,462,888
--------------------------------------------------------------------------------
Home Building -- 0.5%
 4,280,000          BB-    U.S. Home Corp., Sr. Sub. Notes,
                             8.875% due 2/15/09                      3,926,900
--------------------------------------------------------------------------------
Home Furnishing -- 0.3%
 2,130,000          B      Falcon Products, Inc., Series B,
                             Company Guaranteed,
                             11.375% due 6/15/09+                    2,082,075
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Hospital/Nursing Management -- 1.8%
     3,575          Ba3*   Fresenius Medical Care Capital Trust I,
                             Company Guaranteed, 9.000% due
                             12/1/06@                              $ 3,503,500
11,530,000          B-    Magellan Health Services, Inc., Sr. Sub.
                             Notes, 9.000% due 2/15/08+              9,886,975
--------------------------------------------------------------------------------
                                                                    13,390,475
--------------------------------------------------------------------------------
Hotels/Resorts -- 2.4%
 5,375,000          B-     Courtyard By Marriott II LP,
                             Series B, Sr. Notes, 10.750%
                             due 2/1/08+                             5,375,000
 8,385,000          BB     HMH Properties, Inc., Series C,
                             Sr. Notes, 8.450% due 12/1/08           7,777,088
 4,890,000          B+     Intrawest Corp., Sr. Notes, 9.750%
                             due 8/15/08                             4,743,300
--------------------------------------------------------------------------------
                                                                    17,895,388
--------------------------------------------------------------------------------
Insurance - Multi-Line -- 1.0%
 5,500,000          BB+    SIG Capital Trust I, Company
                             Guaranteed, 9.500% due 8/15/27+         4,125,000
 4,175,000          B      Veritas Capital Trust, Trust
                             Preferred Securities,
                             10.000% due 1/1/28+                     3,173,000
--------------------------------------------------------------------------------
                                                                     7,298,000
--------------------------------------------------------------------------------
Internet Services -- 3.9%
 1,705,000          NR     Cybernet Internet Services
                             International,
                             14.000% due 7/1/09+@                    1,696,475
                           PSINet Inc., Sr. Notes:
 4,840,000          B-       11.500% due 11/1/08+                    4,900,500
 4,725,000          B-       11.000% due 8/1/09+                     4,630,500
 1,375,000EUR       B-       11.000% due 8/1/09+                     1,420,439
 6,500,000          B-       Series B, 10.000% due 2/15/05+          6,240,000
 5,675,000          NR     Splitrock Services, Inc., Series B,
                             Company Guaranteed,
                             11.750% due 7/15/08+                    5,107,500
 3,545,000          B-     Verio Inc., Sr. Notes, 11.250% due
                             12/1/08+                                3,642,488
 2,605,000          CCC+   WAMINET Inc., Series B, Company
                             Guaranteed, step bond to yield
                             12.812% due 3/1/05+                     1,536,950
--------------------------------------------------------------------------------
                                                                    29,174,852
--------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.9%
 7,425,000          B-     SFX Entertainment, Inc., Series B,
                             Company Guaranteed, 9.125%
                             due 2/1/08+                             6,831,000
--------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.5%
 3,812,000          B-     Alvey Systems, Inc., Sr. Sub.
                             Notes, 11.375% due 1/31/03+             3,869,180
--------------------------------------------------------------------------------
Media Conglomerates -- 0.5%
 2,100,000GBP       B      Polestar Corp. PLC, Series B, Sr.
                             Notes, 10.500% due 5/30/08+             3,354,743
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Medical Specialties -- 0.3%
 2,045,000          B-     Hanger Orthopedic Group, Inc.,
                             Sr. Sub. Notes, 11.250% due
                             6/15/09+                              $ 2,065,450
--------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.3%
 2,700,000          B-     Haynes International, Inc., Sr.
                             Notes, 11.625% due 9/1/04               2,531,250
--------------------------------------------------------------------------------
Miscellaneous -- 0.2%
 2,110,000          B-     Key Plastics, Inc., Series B, Sr.
                             Sub. Notes, 10.250% due 3/15/07+        1,772,400
--------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
 3,865,000          B-     Triarc Consumer Beverage, Sr. Sub.
                             Notes, 10.250% due 2/15/09+             3,662,087
--------------------------------------------------------------------------------
Newspapers -- 0.5%
 4,295,000          B+     Garden State Newspapers, Inc., Sr.
                             Sub. Notes, 8.625% due 7/1/11+          3,897,713
--------------------------------------------------------------------------------
Oil & Gas Production -- 4.9%
 2,195,000          B1*    Belco Oil & Gas Corp., Series B,
                             Sr. Sub. Notes,
                             8.875% due 9/15/07+                     2,096,225
 1,835,000          B      Canadian Forest Oil Ltd., Company
                             Guaranteed, 10.500% due 1/15/06         1,890,050
   765,000          B      Chesapeake Energy Corp., Series B,
                             Company Guaranteed,
                             9.625% due 5/1/05+                        734,400
 6,350,000          B+     Clark USA Inc., Series B, Sr.
                             Notes, 10.875% due 12/1/05+             5,429,250
 1,200,000          B1*    Coda Energy Inc., Series B,
                             Company Guaranteed,
                             10.500% due 4/1/06+                     1,236,000
 3,850,000          BB-    Flores & Rucks, Inc., Company
                             Guaranteed, 9.750% due 10/1/06          3,975,125
 2,375,000          B      Forest Oil Corp., 8.750% due
                             9/15/07+                                2,285,937
 2,475,000          B+     Nuevo Energy Co., Sr. Sub. Notes,
                             9.500% due 6/1/08+                      2,468,813
 2,355,000          B+     Parker Drilling Co., Series D,
                             Company Guaranteed,
                             9.750% due 11/15/06+                    2,278,463
                           Plains Resources Corp., Sr. Sub.
                             Notes:
 4,125,000          B        10.250% due 3/15/06+                    4,176,563
 1,205,000          B        Series B, 10.250% due 3/15/06+          1,220,062
 2,555,000          B      Stone Energy Corp., Company
                             Guaranteed, 8.750% due 9/15/07+         2,516,675
 5,675,000          BB-    United Meridian Corp., Sr. Sub.
                             Notes, 10.375% due 10/15/05             5,944,563
   545,000          B+     Vintage Petroleum, Inc., Sr. Sub.
                             Notes, 9.750% due 6/30/09+                561,350
--------------------------------------------------------------------------------
                                                                    36,813,476
--------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.3%
 2,175,000          BB-    Leviathan Gas Pipeline Partners,
                             LP, Series B,
                             Company Guaranteed, 10.375% due
                             6/1/09+                                 2,223,937
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Packaged Goods/Cosmetics -- 0.4%
 3,200,000          B-     Revlon Consumer Products Corp.,
                             Sr. Sub. Notes,
                             8.625% due 2/1/08+                    $ 2,656,000
--------------------------------------------------------------------------------
Paper -- 3.2%
 2,380,000          B      Doman Industries Ltd., Sr. Notes,
                             8.750% due 3/15/04                      1,689,800
 4,260,000EUR       B      Kappa Beheer B.V., Company
                             Guaranteed, 10.625% due 7/15/09+        4,593,597
 4,940,000          CCC+   Repap New Brunswick Inc., Sr.
                             Notes, 10.625% due 4/15/05              4,297,800
                           Riverwood International Corp.,
                             Company Guaranteed:
 4,295,000          B-       10.625% due 8/1/07                      4,311,106
 5,085,000          CCC+     10.875% due 4/1/08+                     4,805,325
   231,750          NR     SD Warren Co., Debentures, 14.000%
                             due 12/15/06                              265,354
 3,800,000          BB+    Tembec Finance Corp., Sr. Notes,
                             9.875% due 9/30/05                      3,933,000
--------------------------------------------------------------------------------
                                                                    23,895,982
--------------------------------------------------------------------------------
Pharmaceuticals -- 0.4%
 2,760,000          B      King Pharmaceuticals, Inc.,
                             Company Guaranteed,
                             10.750% due 2/15/09+                    2,849,700
--------------------------------------------------------------------------------
Photographic Products -- 0.5%
 3,820,000          BB-    Polaroid Corp., Sr. Notes, 11.500%
                             due 2/15/06                             3,991,900
--------------------------------------------------------------------------------
Printing/Forms -- 0.1%
 1,065,000          Baa3*  World Color Press, Inc., Sr. Sub.
                             Notes, 7.750% due 2/15/09+              1,013,081
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.9%
 4,000,000          NR     Ocwen Asset Investment Corp., Sr.
                             Notes, 11.500% due 7/1/05+              3,380,000
 3,100,000          Baa3*  Trizec Finance Ltd., Sr. Notes,
                             10.875% due 10/15/05                    3,309,250
--------------------------------------------------------------------------------
                                                                     6,689,250
--------------------------------------------------------------------------------
Recreational Products/Toys -- 0.2%
 1,700,000EUR       B2*    Head Holding Corp., Sr. Notes,
                             10.750% due 7/15/06+                    1,765,232
--------------------------------------------------------------------------------
Rental/Leasing Companies -- 1.2%
 3,605,000          BB-    Avis Rent A Car, Inc., Sr. Sub.
                             Notes, 11.000% due 5/1/09+              3,695,125
 1,720,000          B      NationsRent, Inc., Company
                             Guaranteed, 10.375% due 12/15/08+       1,715,700
 3,285,000          BB-    United Rentals, Inc., Series B,
                             Company Guaranteed,
                             9.250% due 1/15/09+                     3,170,025
--------------------------------------------------------------------------------
                                                                     8,580,850
--------------------------------------------------------------------------------
Restaurants -- 0.5%
 4,625,000          B      Advantica Restaurant Group, Inc.,
                             Sr. Notes, 11.250% due 1/15/08          4,035,313
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Retail - Food Chains -- 0.3%
   475,000          CCC+   Pathmark Stores, Inc., Sub. Notes,
                             12.625% due 6/15/02                   $   485,688
 1,390,000          NR     Stater Brothers Holdings Inc., Sr.
                             Notes, 10.750% due 8/15/06+             1,423,013
--------------------------------------------------------------------------------
                                                                     1,908,701
--------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
 5,600,000          B-     Advance Stores Co., Inc., Series
                             B, Company
                             Guaranteed, 10.250% due 4/15/08+        5,236,000
--------------------------------------------------------------------------------
Savings & Loan Associations -- 0.8%
 5,500,000          B2*    Ocwen Capital Trust I Corp.,
                             Company Guaranteed,
                             10.875% due 8/1/27                      3,657,500
 2,600,000          B+     Ocwen Financial Corp., Notes,
                             11.875% due 10/1/03                     2,444,000
--------------------------------------------------------------------------------
                                                                     6,101,500
--------------------------------------------------------------------------------
Semiconductors -- 0.9%
 6,510,000          B      Fairchild Semiconductor Corp., Sr.
                             Sub. Notes, 10.125% due 3/15/07+        6,379,800
--------------------------------------------------------------------------------
Steel/Iron Ore -- 1.5%
 3,495,000          B+     Russel Metals Inc./RMI USA LLC Sr.
                             Notes, 10.000% due 6/1/09               3,368,306
 4,650,000          B+     WCI Steel, Inc., Series B, Sr.
                             Notes, 10.000% due 12/1/04+             4,510,500
 3,270,000           B-     WHX Corp., Sr. Notes, 10.500% due
                             4/15/05+                                3,073,800
--------------------------------------------------------------------------------
                                                                    10,952,606
--------------------------------------------------------------------------------
Telecommunications - Other -- 10.7%
                           E.Spire Communications, Inc.:
 7,820,000          NR       Sr. Discount Notes,
                               step bond to yield 11.313%
                             due 7/1/08+                             2,893,400
   700,000          NR       Sr. Notes, 13.750% due 7/15/07+           602,000
                           Esprit Telecom Group PLC, Sr.
                             Notes:
 3,900,000          B-       11.500% due 12/15/07                    4,056,000
 4,000,000DEM       B-       11.500% due 12/15/07                    2,275,944
 2,250,000          B-       10.875% due 6/15/08                     2,289,375
 6,575,000          NR     FaciliCom International, Inc.,
                             Series B, Sr. Notes,
                             10.500% due 1/15/08+                    5,424,375
                           Hermes Europe Railtel B.V., Sr.
                             Notes:
 6,250,000          B        11.500% due 8/15/07+                    6,390,625
 2,050,000          B        10.375% due 1/15/09+                    2,044,875
                           ICG Holdings Inc.:
 2,985,000          B-       Company Guaranteed, step bond
                             to yield 12.604% due 5/1/01+            2,343,225
 1,775,000          B-     Sr. Discount Notes, step bond to yield
                               12.935% due 9/15/05+                  1,562,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Telecommunications - Other -- 10.7% (continued)
                           Intermedia Communications Inc.:
 1,870,000          B        Series B, Sr. Discount Notes,
                             step bond to yield
                               11.213% due 7/15/07+                $ 1,252,900
 2,170,000          B        Series B, Sr. Notes, 9.500% due
                             3/1/09+                                 2,018,100
   295,000          B        Sr. Discount Notes, step bond
                             to yield 11.289% due 5/15/06              241,163
 1,535,000          B3*    IXC Communications Inc., Sr. Sub.
                             Notes, 9.000% due 4/15/08+              1,519,650
 4,390,000          B-     KMC Telecom Holdings, Inc., Sr.
                             Notes, 13.500% due 5/15/09+             4,324,150
 9,905,000          B*     Level 3 Communications, Inc., Sr.
                             Discount Notes,
                             step bond to yield 11.235% due
                             12/1/08                                 5,608,706
                           Microcell Telecommunications Inc.,
                             Sr. Discount Notes:
 1,610,000          B3*      Series B, step bond to yield
                             11.843% due 6/1/06+                     1,348,375
 4,790,000          B-       Step bond to yield 11.757% due
                             6/1/09+                                 2,814,125
                           NEXTLINK Communications, Inc.:
 7,000,000          B        Sr. Discount Notes, step bond
                             to yield 12.051% due 6/1/09             4,042,500
 4,655,000          B        Sr. Notes, 12.500% due 4/15/06+         4,934,300
 4,370,000          B        Sr. Notes, 10.750% due 6/1/09           4,391,850
 4,260,000          BB-    Orange PLC, Sr. Notes, 9.000% due
                             6/1/09+                                 4,281,300
 6,035,000          B-     Primus Telecommunications Group,
                             Inc., Sr. Notes,
                             11.750% due 8/1/04                      5,929,387
                           Tele1 Europe B.V., Sr. Notes:
 1,705,000          B-       13.000% due 5/15/09+                    1,670,900
 1,675,000EUR       B-       13.000% due 5/15/09+                    1,748,192
   625,000          NR     VersaTel Telecom International
                             N.V., Sr. Notes,
                             13.250% due 5/15/08+                      618,750
 3,625,000          B-     Viatel, Inc., Sr. Notes, 11.250%
                             due 4/15/08                             3,452,813
--------------------------------------------------------------------------------
                                                                    80,078,980
--------------------------------------------------------------------------------
Telephone - Cellular -- 6.2%
 2,835,000          NR     Airgate PCS Inc., step bond to yield
                             13.500% due 10/1/09@                    1,537,988
 1,125,000          CCC+   Centennial Cellular Corp., Sr.
                             Sub. Notes, 10.750% due 12/15/08+       1,175,625
 5,440,000          B      Crown Castle International Corp.,
                             Sr. Discount Notes,
                             step bond to yield 11.165% due
                             5/15/11                                 3,128,000
 1,495,000          NR     Dobson/Sygnet  Corp., Sr. Notes,
                             12.250% due 12/15/08+                   1,562,275
                           Dolphin Telecom PLC, Sr. Discount
                             Notes:
 8,675,000          CCC+     Step bond to yield 11.432% due
                             6/1/08+                                 3,882,062
 7,250,000EUR       Caa*     Step bond to yield 14.748% due
                             6/1/08+                                 3,435,945
 8,870,000          B-     Millicom International Cellular
                             S.A., Sr. Discount Notes,
                             step bond to yield 13.452% due
                             6/1/06+                                 6,297,700

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)          SECURITY                            VALUE
================================================================================

Telephone - Cellular -- 6.2% (continued)
                           Nextel Communications, Inc., Sr.
                             Discount Notes:
 6,000,000          B2*      Step bond to yield 10.802% due
                             9/15/07+                              $ 4,440,000
 6,260,000          B2*      Step bond to yield 10.712% due
                             2/15/08+                                4,382,000
 2,695,000          B3*    Omnipoint Corp., Sr. Notes,
                             11.500% due 9/15/09+                    2,775,850
 4,155,000          NR     Spectrasite Holdings Inc., Sr.
                             Discount Notes,
                             step bond to yield 11.218% due
                             4/15/09+                                2,067,113
 2,815,000          B3*    Telecorp PCS Inc., Sr. Discount
                             Notes, step bond to yield
                             12.382% due 4/15/09+                    1,650,294
                           Telesystem International Wireless
                             Inc., Sr. Discount Notes:
10,495,000          CCC+     Series B, step bond to yield 12.319%
                             due 6/30/07+                            5,221,262
 6,250,000          CCC+     Series C, step bond to yield
                             11.200% due 11/1/07+                    2,625,000
 2,670,000          B3*    Triton PCS, Inc., Company
                             Guaranteed, step bond to yield
                             11.903% due 5/1/08+                     1,808,925
--------------------------------------------------------------------------------
                                                                    45,990,039
--------------------------------------------------------------------------------
Textiles -- 0.4%
 7,050,000DEM       B3*   Texon International PLC, Sr. Notes,
                             10.000% due 2/1/08+                     3,320,401
--------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
 2,125,000          B-     Oglebay Norton Co., Sr. Sub.
                             Notes, 10.000% due 2/1/09+              2,066,563
    15,000          BB-    Sea Containers Ltd., Series A, Sr.
                             Sub. Debentures,
                             12.500% due 12/1/04                        16,087
--------------------------------------------------------------------------------
                                                                     2,082,650
--------------------------------------------------------------------------------
Unregulated Power Generation -- 2.4%
                           AES Corp.:
 7,230,000          Ba1*     Sr. Notes, 9.500% due 6/1/09            7,266,150
 5,370,000          Ba3*     Sr. Sub. Notes, 10.250% due
                             7/15/06                                 5,396,850
 5,375,000          BB     Calpine Corp., Sr. Notes, 10.500%
                             due 5/15/06                             5,590,000
--------------------------------------------------------------------------------
                                                                    18,253,000
--------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $752,902,843)                     709,446,314
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================

COMMON STOCK -- 0.0%

Telecommunications - Other -- 0.0%
    20,125                 Pagemart Nationwide Inc.+ (Cost -- $0)      140,875

================================================================================
PREFERRED STOCK -- 1.0%

Broadcasting -- 0.6%
    39,557                 Capstar Broadcasting Partners,
                             Inc., Series E
                             Exchangeable 12.625%                    4,667,726
--------------------------------------------------------------------------------
Electronic Components -- 0.0%
     3,953                 Viasystems Inc., Payment-in-kind,
                             Series B                                   43,489
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

SHARES                              SECURITY                            VALUE
================================================================================

Savings & Loan Associations -- 0.4%
   108,000                 California Federal Preferred
                             Capital Corp., Series A,
                             Exchangeable 9.125%                   $ 2,538,000
--------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost -- $7,347,423) 7,249,215
================================================================================
WARRANTS# -- 0.3%

Broadcasting -- 0.1%
    14,825                 UIH Australia/Pacific, Inc.,
                             Expire 5/15/06                            444,750
--------------------------------------------------------------------------------
Cable -- 0.0%
     5,700                 Wireless One Inc., Expire 10/19/00            1,425
--------------------------------------------------------------------------------
Internet Services -- 0.1%
     6,975                 Splitrock Services, Inc., Expire
                             7/15/08                                   502,200
    13,950                 WAM!NET Inc., Expire 3/1/05+                317,363
--------------------------------------------------------------------------------
                                                                       819,563
--------------------------------------------------------------------------------
Paper -- 0.0%
     8,175                 SDW Holdings Corp., Expire
                             12/15/06+                                 143,880
--------------------------------------------------------------------------------
Telecommunications - Other -- 0.1%
    43,470                 Pagemart, Inc., Expire 12/31/03             130,410
     6,975                 RSL Communications, Ltd., Expire
                             11/15/06                                  279,000
     1,705                 Tele1 Europe B.V., Expire 5/15/09           110,825
     1,675                 Tele1 Europe B.V. (EUR), Expire
                             5/15/09                                   115,951
       625                 VersaTel Telecom International
                             N.V., Expire 5/15/08+                      78,125
--------------------------------------------------------------------------------
                                                                       714,311
--------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
     6,725                 Iridium World Communications Ltd.,
                             Expire 7/15/05+                                67
--------------------------------------------------------------------------------
                           TOTAL WARRANTS
                           (Cost -- $1,052,627) 2,123,996
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT++    RATING(a)               SECURITY                            VALUE
================================================================================

REPURCHASE AGREEMENT -- 3.5%

$26,205,000                Morgan Stanley, Dean Witter & Co.,
                             5.250% due 10/1/99;
                           Proceeds at maturity -- $26,208,822; (Fully
                           collateralized by U.S. Treasury Notes,
                           3.375% to 3.875% due 1/15/07 to
                             1/15/09;
                           Market value -- $26,432,612)
                           (Cost -- $26,205,000)                  $ 26,205,000
================================================================================
                            TOTAL INVESTMENTS -- 100%
                           (Cost -- $787,507,893**)               $745,165,400
================================================================================

++ Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@   Security has been issued with attached warrants.
    Non-income producing securities.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 18 for definition of ratings.

    Currency abbreviations used in this schedule:

    DEM -- German Mark
    EUR -- Euro
    GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            17

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly spec- and CCC ulative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be con sidered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $787,507,893)                               $745,165,400
  Cash                                                                               931
  Receivable for securities sold                                               7,318,585
  Receivable for open forward foreign currency contracts (Note 8)                  3,522
  Interest and dividends receivable                                           16,326,040
-----------------------------------------------------------------------------------------
  Total Assets                                                               768,814,478
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                            10,890,783
  Dividends payable                                                            1,417,724
  Management fees payable                                                        717,741
  Payable for open forward foreign currency contracts (Note 8)                   673,548
  Accrued expenses                                                               154,287
-----------------------------------------------------------------------------------------

  Total Liabilities                                                           13,854,083
-----------------------------------------------------------------------------------------

Total Net Assets                                                            $754,960,395
-----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                               $     72,230
  Capital paid in excess of par value                                        899,306,898
  Overdistributed net investment income                                       (1,389,020)
  Accumulated net realized loss from security transactions                  (100,023,741)
 Net unrealized depreciation of investments and foreign currencies           (43,005,972)
-----------------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.45 a share on 72,230,352 shares of
    $0.001 par value outstanding; 500,000,000 shares authorized)            $754,960,395
=========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                           19

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended September 30, 199
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $82,405,729
  Dividends                                                           1,040,131
--------------------------------------------------------------------------------
  Total Investment Income                                            83,445,860
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            9,153,937
  Shareholder communications                                            239,998
  Custody                                                                54,002
  Shareholder and system servicing fees                                  38,000
  Audit and legal                                                        29,200
  Directors' fees                                                        11,001
  Other                                                                  60,002
--------------------------------------------------------------------------------
  Total Expenses                                                      9,586,140
--------------------------------------------------------------------------------
Net Investment Income                                                73,859,720
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)         (42,869,517)
    Foreign currency transactions                                       950,370
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (41,919,147)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of year                                               (28,844,872)
    End of year                                                     (43,005,972)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (14,161,100)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (56,080,247)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $17,779,473
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Years Ended September 30,
                                                            1999             1998
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                $  73,859,720    $  77,058,960
  Net realized gain (loss)                               (41,919,147)       4,505,920
  Increase in net unrealized depreciation                (14,161,100)     (85,807,339)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       17,779,473       (4,242,459)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (74,284,603)     (81,031,027)
  Capital                                                   (454,788)              --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (74,739,391)     (81,031,027)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                          2,293,455       12,211,727
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                2,293,455       12,211,727
-------------------------------------------------------------------------------------
Decrease in Net Assets                                   (54,666,463)     (73,061,759)

NET ASSETS:
  Beginning of year                                      809,626,858      882,688,617
-------------------------------------------------------------------------------------
  End of year*                                         $ 754,960,395    $ 809,626,858
=====================================================================================
* Includes overdistributed net investment income of:   $  (1,389,020)   $  (1,966,392)
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted dis count or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income regulations. Accordingly, a portion of overdistributed net investment income tax and net realized gains amounting to $454,788 and $7,233, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets,


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the year ended September 30, 1999, the aggregate cost of pur chases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $643,177,895
--------------------------------------------------------------------------------
Sales                                                            682,233,021
================================================================================

At September 30, 1999, the aggregate gross unrealized appreciation and de pre ci ation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $   7,219,170
Gross unrealized depreciation                                      (49,561,663)
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (42,342,493)
================================================================================

4. Capital Loss Carryforward

At September 30, 1999, the Fund had, for Federal tax purposes, approximately $65,210,000 of capital loss carryforwards available to offset future realized


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                       2003           2004           2007
================================================================================
Carryforward Amounts                $16,016,600    $38,118,000    $11,075,400
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recog nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1999, the Fund did not have any open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 1999, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 1999, the Fund had not written any call or put options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

At September 30, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is re flected as follows:

                                  Local     Market    Settlement    Unrealized
Foreign Currency                Currency     Value       Date       Gain (Loss)
================================================================================
To Buy:
British Pound                  1,005,000  $1,655,973   12/22/99      $  3,522
--------------------------------------------------------------------------------
To Sell:
British Pound                  5,034,642   8,295,751   12/22/99       (76,446)
Euro                          25,494,192  27,321,644   12/15/99      (597,102)
--------------------------------------------------------------------------------
                                                                     (673,548)
--------------------------------------------------------------------------------
Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                $(670,026)
================================================================================

9. Capital Shares

Capital stock transactions were as follows:

                                  Year Ended                 Year Ended
                              September 30, 1999         September 30, 1998
                             --------------------       --------------------
                              Shares      Amount         Shares     Amount
================================================================================
Shares issued on
  dividend reinvestment      213,742    $2,293,455      995,988   $12,211,727
================================================================================


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September
30:

                                   1999         1998         1997         1996         1995
============================================================================================
Net Asset Value,
  Beginning of Year             $  11.24     $  12.43     $  11.72     $  11.48     $  11.20
--------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income             1.03         1.08         1.15         1.14         1.14
  Net realized and unrealized
  gain (loss)                      (0.79)       (1.14)        0.68         0.22         0.28
--------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   0.24        (0.06)        1.83         1.36         1.42
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (1.03)       (1.13)       (1.12)       (1.12)       (1.12)
  Capital                          (0.00)*         --           --           --        (0.02)
--------------------------------------------------------------------------------------------
Total Distributions                (1.03)       (1.13)       (1.12)       (1.12)       (1.14)
--------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $  10.45     $  11.24     $  12.43     $  11.72     $  11.48
--------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(1)         (9.36)%      (1.65)%      18.18%       21.07%        9.90%
--------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(1)       2.74%       (0.58)%      16.48%       12.86%       13.99%
--------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $    755     $    810     $    883     $    819     $    802
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.20%        1.18%        1.21%        1.21%        1.20%
  Net investment income             9.28         8.81         9.63         9.85        10.02
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate               83%          98%          87%          73%          59%
--------------------------------------------------------------------------------------------
Market Value,
  End of Year                   $  9.125     $ 11.125     $ 12.438     $ 11.500     $ 10.500
============================================================================================

(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, in clud ing the schedule of investments, of High Income Opportunity Fund Inc. as of Sep tem ber 30, 1999, the related statement of operations for the year then end ed, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial high lights are the responsibility of the Fund's management. Our responsibility is to ex press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan dards. Those standards require that we plan and perform the audit to obtain rea son able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evi dence supporting the amounts and disclosures in the financial state ments. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. As to securities pur chased or sold but not received or delivered, we performed other appropriate audit ing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ KPMG LLP

New York, New York
November 16, 1999


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            28

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                        Closing Price     Value           Paid         Price
================================================================================
1998
  October 28               $11.69        $12.30          $0.0930     $12.200
  November 24               12.31         12.23           0.0930      12.230
  December 22               12.44         12.26           0.0930      12.260
  December 31               12.50         12.24           0.0375      12.240
  January 27                12.63         12.24           0.0930      12.240
  February 24               12.69         12.30           0.0930      12.300
  March 24                  11.88         12.29           0.0930      11.990
  April 21                  11.94         12.32           0.0890      11.880
  May 26                    11.50         12.25           0.0890      11.930
  June 23                   11.81         12.16           0.0890      11.900
  July 28                   11.56         12.21           0.0890      11.790
  August 25                 11.69         11.82           0.0890      10.810
  September 22              10.69         11.16           0.0890      10.850
1999
  October 27                11.06         10.73           0.0890      10.730
  November 23               11.19         11.29           0.0890      11.150
  December 21               10.44         11.18           0.0890      10.610
  January 26                10.38         11.30           0.0860      10.390
  February 23               10.50         11.16           0.0860      10.560
  March 23                  10.69         11.15           0.0860      10.570
  April 27                  10.50         11.27           0.0860      10.720
  May 25                    10.38         10.97           0.0860      10.530
  June 22                   10.44         10.80           0.0860      10.450
  July 23                   10.19         10.83           0.0840       9.860
  August 20                  9.31         10.55           0.0840       9.460
  September 17               9.00         10.46           0.0840       9.040
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            29

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

On February 24, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Lee Abraham, Allan J. Bloostein, Jane F. Dasher and Richard E. Hanson, Jr. as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                            Shares         Percentage      Shares       Percentage
                             Voted          of Shares       Voted        of Shares
Name of Directors*            For            Voted         Against         Voted
==================================================================================
Lee Abraham              68,089,341.957      98.478%   1,052,642.835       1.522%
Allan J. Bloostein       68,143,476.809      98.556      998,507.983       1.444
Jane F. Dasher           68,155,384.809      98.573      986,599.983       1.427
Richard E. Hanson, Jr.   68,122,137.957      98.525    1,019,846.835       1.475
==================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
68,174,360.680   98.601%    367,437.497     0.531%     600,186.615     0.868%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Donald R. Foley, Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to share holders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            31

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, MA 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 1999:

      o     A corporate dividends received deduction of 1.39%.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            33

--------------------------------------------------------------------------------

                                  HIGH INCOME

                              Opportunity Fund Inc.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

             HIO
           ------
           Listed
           ------
            NYSE
THE NEW YORK STOCK EXCHANGE


HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

FD0802 11/99